SLM INTERNATIONAL, INC., #1 APPAREL, INC. and MASKA U.S., INC.

                                  DEBENTURE                   $100,000,000 U.S.

A. PROMISE TO PAY

1. SLM INTERNATIONAL, INC., #1 APPAREL, INC. and MASKA U.S., INC. (the "Borrowers") and SLM TRADEMARK ACQUISITION CORP. (the "Guarantor" and collectively with the Borrowers, the "Companies") for value received hereby jointly and severally agree with THE CHASE MANHATTAN BANK for its own benefit and for the pro rata benefit of certain Lenders (as hereafter defined) from time to time (the "Secured Party") that they will, subject to the provisions of that certain Delivery Agreement made in favour of the Lenders by the Companies of even date herewith (the "Delivery Agreement") on demand pay to the Secured Party the principal sum of ONE HUNDRED MILLION UNITED STATES DOLLARS ($100,000,000 U.S.). The Companies will also, subject to the provisions of the Delivery Agreement, jointly and severally pay to the Secured Party, as and when demanded, interest on the said principal sum. The Companies will pay jointly and severally such interest at the rate of 25% per annum calculated and payable monthly not in advance, both before and after demand and before and after default, judgment and execution from the date hereof until payment in full of all amounts owing hereunder.

B. GRANT OF MORTGAGES, CHARGES AND SECURITY INTERESTS

2. As security for payment of the principal and interest and all other indebtedness and liability from time to time payable hereunder, the Companies hereby jointly and severally:

     (a) mortgage and charge (subject to the exceptions as to leaseholds hereinafter contained) as and by way of a fixed and specific mortgage and charge to and in favour of the Secured Party, and grant to the Secured Party a security interest in, all real and immovable property (including, by way of sub-lease, leasehold lands) now or hereafter owned or acquired by the Companies or any of them and all buildings, erections, improvements, fixtures and plant now or hereafter owned or acquired by the Companies or any of them (whether the same form part of the realty or not) and all appurtenances to any of the foregoing (collectively, the "Lands"); "real and immovable

                                                                              2.


property" shall include any interest in or right with respect to real and immovable property;

     (b) mortgage and charge to the Secured Party as and by way of a fixed and specific mortgage and charge, and grant to the Secured Party a security interest in all present and future:

          (i) income, revenues and profits derived from any tenancy, use or occupation of the Lands and rents and other sums payable to the Companies or any of them pursuant to the terms of any leases, licences, subleases, agreements to lease, license or sublease, or rights to occupy the Lands (each a "lease");

          (ii) benefits, advantages and powers to be derived from such leases, with full power and authority to demand, sue for, recover, receive and give receipts for all rents and other moneys payable thereunder and otherwise to enforce the rights of the landlord thereunder on behalf of and in the name of the Companies or any of them; and

          (iii) benefit of all guarantees and indemnities with respect to any leases and the performance of any obligations of any tenant thereunder;

     (c) mortgage and charge to the Secured Party as and by way of a fixed and specific mortgage and charge, and grant to the Secured Party a security interest in, all their present and future equipment, including, without limiting the generality of the foregoing, all fixtures, plant, machinery, tools and furniture now or hereafter owned or acquired and any equipment specifically listed or otherwise described in any schedule hereto;

     (d) mortgage and charge to the Secured Party, and grant to the Secured Party a security interest in, all their present and future inventory, including, without limiting the generality of the foregoing, all raw materials, goods in process, finished goods and packaging material and goods acquired or held for sale or furnished or to be furnished under contracts of rental or service;

     (e) mortgage and charge to the Secured Party, and grant to the Secured Party a security interest in, all their other goods and tangible personal property;

     (f) mortgage and charge to the Secured Party, and grant to the Secured Party a security interest in all their present and future intangibles, including, without limiting the generality of the foregoing, all their present and future book debts, accounts and other amounts receivable, contract rights and chooses in action of every kind or nature including insurance rights arising from or out of the assets referred to in subparagraphs (a), (b), (c), (d) or (e) hereof, goodwill, chattel paper, instruments of title, negotiable documents of title, investments, money and securities and all dividends, income or

                                                                              3.


other distributions, whether paid or distributed in cash, securities or other property, in respect of any of the property described in this section 2;

     (g) charge in favour of the Secured Party as and by way of a floating charge, and grant to the Secured Party a security interest in, their business and undertaking and all their property and assets, real and personal, moveable or immovable, of whatsoever nature and kind, both present and future (other than property and assets hereby validly assigned or subjected to a specific mortgage, charge or security interest by subparagraphs (a), (b), (c), (d), (e) or (f) hereof and the exceptions hereinafter contained); and

     (h) mortgage and charge in favour of the Secured Party and grant to the Secured Party a security interest in the proceeds arising from any of the assets referred to in this paragraph 2;

all of which present and future property and assets of the Companies and each of them referred to in subparagraphs 2 (a), (b), (c), (d), (e), (f), (g) and (h) hereof are hereinafter collectively called the "Charged Assets". All rights of the Secured Party hereunder, the security, and all obligations of the Companies hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any loan document including the Credit Agreement dated as of April 1, 1997 among the Companies and the Secured Party and certain lenders named therein (such lenders, and any other lenders from time to time herein called the "Lenders") (which, as amended, supplemented or restated from time to time is herein called the "Credit Agreement"), the Guarantee granted by the Guarantor to the Secured Party of even date herewith (the "Guarantee"), any other agreement with respect to the indebtedness and liability secured hereby or any other agreement or instrument relating to the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the indebtedness and liability under the Credit Agreement or the Guarantee or any indebtedness or liability secured hereby or any other amendment or waiver of or consent to any departure from any guarantee, any loan document, including the Credit Agreement and the Guarantee, or any other agreement or instrument, (iii) any exchange, release or nonperfection of any Charged Asset or any release or amendment or waiver of or consent to or departure from any guarantee for all or any of the indebtedness and liability under the Credit Agreement or the Guarantee or any indebtedness or liability secured hereby, or (iv)any other circumstance which might otherwise constitute a defence available to, or discharge of, the Companies, any guarantor or any other obligor in respect of the indebtedness and liability, secured by or in respect of this debenture.

                                                                              4.


C.      LOCATION OF CHARGED ASSETS

3. Each of the Companies hereby represents and warrants to the Secured Party that there are no Charged Assets in Ontario.

4. Prior to acquiring any Charged Assets in Ontario or moving any Charged Assets into Ontario, a Company shall first give ten (10) days prior written notice to the Secured Party.

D. LIMITED EXCEPTIONS TO GRANT OF CHARGE

5. The last day of any term reserved by any lease or sublease, oral or written, or any agreement therefor, now held or hereafter acquired by any of the Companies, and whether falling within the general or particular description of the Charged Assets, is hereby and shall be excepted out of the mortgage, charge and security interest hereby or by any other instrument created, but such Company shall stand possessed of the reversion of one day remaining in such Company in respect of any such term, for the time being demised, as aforesaid, upon trust to assign and dispose of the same as any purchaser of such term shall direct.

E. AGREEMENTS OF THE COMPANY

6. Each of the Companies and the Secured Party covenant and agree that:

     (a) they have not agreed to postpone the time for attachment of the security interests granted hereby with respect to the Charged Assets presently existing and that such security interests shall attach to the Charged Assets acquired after the date hereof as soon as any of the Companies has rights in such assets;

     (b) in accordance with subsection 7(3) of the Land Registration Reform Act (Ontario), the covenants deemed to be included in a charge by subsection 7(1) of such Act are expressly excluded from this debenture; and

     (c) subject to paragraph 30 hereof, the Companies shall not at any time hereafter make any claim to the Charged Assets, challenge the Secured Party's rights thereto or make any demands upon the Secured Party with respect to the Charged Assets and that the Secured Party shall from this time forward be exonerated and discharged of and from all claims and demands which the Companies or any of them might or could have against the Secured Party with respect to the Charged Assets.

                                                                              5.


7.      Each of the Companies represents and warrants to the Secured Party that:

     (a) it is the sole legal and beneficial owner of the Charged Assets charged by it (except for future property), free of encumbrances or other right whatsoever except for the liens permitted under the Credit Agreement or the Guarantee or otherwise approved by the Secured Party in writing ("Permitted Encumbrances");

     (b) it is duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

     (c) neither the execution of this debenture nor the performance by it of its obligations hereunder will result in any breach of or default under any law or any other agreement or document to which it is a party or by which it may be bound; and

     (d) it has the right, power and lawful authority to charge and mortgage to the Secured Party, and otherwise grant security interests in all of its right, title and interest in and to, the Charged Assets charged by it as provided for in this debenture and this debenture constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting creditors' rights and the discretion exercisable by Courts of competent jurisdiction in respect of the availability of equitable remedies.

8. Each of the Companies agrees with the Secured Party that until all indebtedness and liability owing by the Companies to the Secured Party are paid in full:

     (a)  it will not, without the prior written consent of the Secured Party:

          (i) incur, create, assume or permit to exist any further or additional indebtedness except as permitted under the terms of the Credit Agreement or the Guarantee;

          (ii) create, assume or permit to exist any liens upon, assign, transfer, mortgage, charge, pledge, hypothecate or otherwise grant security over or a security interest in any of the Charged Assets except to the Secured Party and except Permitted Encumbrances;

          (iii) sell, transfer, assign, or otherwise dispose of any of the Charged Assets or any group of property and assets forming part of the Charged Assets except for a sale of inventory in the ordinary course of business and such other sales as permitted under the Credit Agreement or the Guarantee;

                                                                              6.


          (iv) merge or amalgamate with any other corporation except as permitted under the Credit Agreement or the Guarantee;

          (v) change the location of its chief executive office, place of business or principal place of residence without providing the Secured Party with fifteen days' prior written notice;

          (vi) take any action (or not take any action) which would result in a default hereunder or an Event of Default under the Credit Agreement or the Guarantee; or

         (vii) change its name without giving prior written notice to the Secured Party of the new name and the date upon which such change of name will take effect; and

     (b)  it will:

          (i) hold the proceeds received from any direct or indirect dealing with the Charged Assets in trust for the Secured Party after either the occurrence of a default under the Credit Agreement or the Guarantee or the security constituted by this debenture becoming enforceable or any of the Charged Assets charged by it are sold other than in the ordinary course of its business and for the purpose of carrying on such business save and except pursuant to subsection 7.05(b) of the Credit Agreement, and forthwith remit such proceeds to the Secured Party;

          (ii) strictly comply with every covenant and undertaking heretofore or hereafter given by it to the Secured Party and take any action that may be necessary to enable any other Company to comply with its Obligations under the Credit Agreement or, as the case may be, the Guarantee;

         (iii) permit the Secured Party at any time and from time to time, when the security granted pursuant to this debenture shall have become enforceable, to require any of its account debtors to make payment to the Secured Party of any or all amounts owing by such account debtors and the Secured Party may take control of any proceeds referred to in subparagraph 2(h) hereof and may hold all such amounts received from any account debtor and any such proceeds as cash collateral as part of the Charged Assets and as security for the indebtedness and liability secured by this debenture;

          (iv) deliver to the Secured Party promptly upon request, any documents of title, instruments, securities and chattel paper

                                                                              7.


               constituting, representing or relating to the Charged Assets and all statements of account, bills, invoices and books of account relating to accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Charged Assets for the purpose of inspecting, auditing or copying same;

          (v) at the Secured Party's request, cause all securities which constitute Charged Assets to be registered in the name of the Secured Party or its nominee and the Secured Party is hereby authorized to transfer such securities into the name of the Secured Party or its nominee so that the Secured Party or its nominee may appear as the sole owner of record of such securities; at the request of the Secured Party, it shall deliver to the Secured Party appropriate powers of attorney for transfer in blank, duly executed and with signatures guaranteed, in respect of such securities;

          (vi) immediately upon becoming aware thereof, notify the Secured Party of any loss or destruction of, or substantial damage to, any material portion of the Collateral (as defined in the Credit Agreement), and any other matters materially affecting the value, enforceability or collectibility of any of such Collateral;

         (vii) promptly notify the Secured Party of the acquisition by it of receivables or other amounts owing to it from persons located in any jurisdiction in Canada;

        (viii) conduct a physical count of its inventory as provided in the Credit Agreement.

9. Each of the Companies agrees with the Secured Party that:

     (a) it will at all times fully perform and comply with all obligations imposed on, assumed by or agreed to by it pursuant to any prior encumbrance of the Lands or any part thereof or its interest therein, that it will pay all rents and perform all obligations under the leases charged by this debenture and that, if it shall fail so to do, the Secured Party may (but shall not be obliged to) take any action the Secured Party deems necessary or desirable acting reasonably to cure any default by it in the performance of or compliance with any of its obligations hereunder, under any lease or imposed upon, assumed by or agreed to by the Companies pursuant to any such prior encumbrance;

                                                                              8.


     (b) upon receipt by the Secured Party in regard to any such prior encumbrance or any lease of any written notice of default by any of the Companies, the Secured Party may rely thereon and take any action as aforesaid, acting reasonably, to cure such default even though the existence of such default or the nature thereof may be questioned or denied by any of the Companies or by any party on behalf of any of the Companies;

     (c) at its option, the Secured Party may discharge past due taxes, liens, security interests or other encumbrances (other than Permitted Encumbrances which are not in default) at any time levied or placed on the Charged Assets and may pay for the maintenance and preservation of the Charged Assets to the extent any of the Companies fails to do so, provided, however, that the Secured Party shall not discharge such taxes, liens, security interests or other encumbrances or pay for such maintenance or preservation prior to the occurrence and continuance of an Event of Default under the Credit Agreement or the Guarantee unless the Secured Party shall have requested the Companies to discharge such taxes, liens, security interests or other encumbrances or pay such amounts (to the extent required by the Credit Agreement or the Guarantee) and the Companies shall have failed or refused to do so within such period of time as shall have been specified by the Secured Party in such notice; provided that nothing in this debenture shall excuse any of the Companies from the performance of any covenants or other promises with respect to taxes, liens, security interests, hypothecs, mortgages, prior claims or other encumbrances and maintenances;

     (d) the Secured Party shall have (and for such purpose hereby expressly grants to the Secured Party) the absolute and immediate right to enter in and upon the Lands or any part thereof to such extent and as often as the Secured Party, in its sole discretion, acting reasonably, deems necessary or desirable, in order to cure any such default by any of the Companies;

     (e) the Secured Party may pay and expend such sums of money as the Secured Party in its sole discretion, acting reasonably, deems necessary for any purpose provided for in subparagraphs 9(a), (b), (c) and (d), and each of the Companies hereby agrees to pay to the Secured Party, immediately upon notification by the Secured Party and without demand, all such sums so paid and expended by the Secured Party, together with interest thereon at the Alternate Base Rate plus the then applicable Interest Margin both as defined in the Credit Agreement calculated and payable as provided for in the Credit Agreement (the "Interest Rate");

     (f) all sums so paid and expended by the Secured Party and such interest thereon, shall be secured hereby in addition to all other moneys hereby secured and in priority to all other mortgages and charges;

                                                                              9.


     (g) if this debenture is or shall be outstanding at the expiration of the term of any lease (a "material lease") of real property forming part of the Charged Assets which is material to the conduct of any Company's business and such Company shall refuse or neglect to exercise its right, if any, to renew such material lease and to pay the fees, costs, charges and expenses incidental to and payable upon such renewals, then, and as often as it shall happen, the Secured Party may, at its sole discretion, effect such renewals in its own name or otherwise, and in such case every such renewed material lease and the lands and buildings thereby demised shall remain and be security to the Secured Party for the indebtedness and liability secured by this debenture and as well for the payment of all money paid by the Secured Party for every such renewal and the Secured Party's costs, charges, and expenses and interest thereon at the Interest Rate;

     (h) it will not: (i) surrender any material lease or any rights of renewal with respect thereto (except for the lease of the premises located at 9 Vose Farm Road, Peterborough, New Hampshire and except in any case where the prior written consent of the Secured Party has been obtained); subordinate any material lease to any mortgage of the fee interest of the landlord thereof in the lands subject to a material lease, unless in connection with any such subordination it obtains from the holder of such mortgage a non-disturbance agreement in favour of it and its successors and assigns (including the Secured Party) in form and substance satisfactory to the Secured Party; (ii) terminate or cancel any material lease without the prior written consent of the Secured Party; or (iii) without the prior written consent of the Secured Party, modify, change, supplement, alter or amend any material lease either orally or in writing;

     (i) no release or forbearance of any of its obligations pursuant to any material lease or pursuant to any prior encumbrance of its interest in the Lands or any part thereof including without limitation its obligations with respect to the payment of rent as provided for in any such lease shall release it from any of its obligations pursuant to this debenture;

     (j) unless the Secured Party shall otherwise expressly consent in writing, the title in fee simple to the property demised by any material lease and the leasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the landlord of any such lease or any Company pursuant to any such lease or in a third party, by purchase or otherwise; and

     (k) if it shall, at any time before payment in full of the indebtedness and liability secured by this debenture, acquire the freehold title to the lands demised by any such lease, this mortgage and charge shall attach and extend to, and constitute a mortgage and charge of such freehold estate; and

                                                                             10.


     (l) it hereby agrees that it will not place the Charged Assets charged by it or allow the Charged Assets charged by it to be placed on any premises that are leased unless the lessor of such premises has first agreed in writing with the Secured Party to subordinate and postpone any and all of its claims, security and rights to the claims and security of the Secured Party; provided that this covenant will not prohibit it from selling the Charged Assets charged by it in the normal course of its business as hereinbefore provided.

10. The Companies hereby agree that they will at all times, both before and after default, do or cause to be done such additional things and execute and deliver or cause to be executed and delivered all such further acts and documents as the Secured Party may reasonably require for the better mortgaging, charging, confirming and granting of security interests in the present or future Charged Assets to the Secured Party, including, without limitation, the payment of any fees and taxes required in connection with the execution and delivery of this debenture, the granting of the security and the filing, recording, or registering of any financing statements or other documents in connection therewith. If any amount payable under, or in connection with, any of the Charged Assets shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party. If at any time any of the Companies shall take and perfect a security interest or hypothec in any property of an account debtor or any other person to secure payment and performance of an account receivable, it shall promptly assign such security interest or hypothec to the Secured Party. Such assignment need not be filed, recorded or registered of public record unless necessary to continue the perfected status of the security interest or hypothec against creditors of and transferees from the account debtor or other person granting the security interest or hypothec.

11. The Companies shall, at their own cost and expense, take any and all actions reasonably necessary to defend title to the Charged Assets against all persons and to defend the security of the Secured Party in such Charged Assets, and the priority thereof, against any adverse lien or encumbrance of any nature whatsoever, except for such liens or encumbrances permitted by the Secured Party including, without limitation, the Permitted Encumbrances.

12. The Companies shall remain liable to observe and perform all the conditions and obligations to be observed and performed by them or any of them under each contract and agreement, interest or obligation relating to the Charged

                                                                             11.


Assets, all in accordance with the terms and conditions thereof and shall indemnify and hold harmless the Secured Party and the Lenders from any and all such liabilities.

13. The Companies will not, without the Secured Party's prior written consent, grant any extension of the time of payment of any of their accounts receivable, or compromise, compound or settle the same for less than the full amount thereof, or release, in whole or in part, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business. The provisions of Article X of the Credit Agreement with respect to the collection of receivables and the management of the Charged Assets are hereby deemed incorporated herein in their entirety and shall be binding upon the Companies with respect to their accounts receivable as if set forth herein.

F. DEFAULT

14. All indebtedness and liability owing by the Companies to the Secured Party and hereby secured shall, at the option of the Secured Party but subject to the provisions of the Delivery Agreement, become payable and the security hereby constituted shall become enforceable upon demand by the Secured Party.

15. The Secured Party may in writing (and not otherwise) waive any breach by any of the Companies of any of the provisions contained in this debenture or any default by any of the Companies in the observance or performance of any provision of this debenture; provided always that no waiver by the Secured Party shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default, whether of the same or a different nature, or the rights resulting therefrom.

G. REMEDIES OF THE SECURED PARTY

16. Whenever the security hereby constituted shall have become enforceable, and so long as it shall remain enforceable, the Companies will have no right to vote or take any other action with respect to any securities constituting Charged Assets or receive any dividends or interest (whether declared or payable before or after the security hereby constituted becoming enforceable) in respect of the Charged Assets, and the Secured Party may proceed to realize such security and to enforce its rights by:

     (a) entry;

                                                                             12.


     (b) the appointment by instrument in writing of a receiver or receivers of the Charged Assets or any part thereof (which receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Secured Party or not and the Secured Party may remove any receiver or receivers so appointed and appoint another or others in his or their stead);

     (c) proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Charged Assets or any part thereof; or

     (d) any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity.

     In addition, the Secured Party may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, insolvency winding-up or other judicial proceedings relative to any of the Companies.

     The Secured Party or any receiver or receivers so appointed shall have power to:

     (i) take possession of and to use the Charged Assets or any part thereof with power to exclude the Companies and their officers, employees and agents therefrom;

     (ii) carry on the business of the Companies (including, but not limited to, the taking or defending of any actions or legal proceedings, and the doing or refraining from doing all other things as to it, acting reasonably, may seem necessary or desirable in connection with the business, operations and affairs of the Companies);

    (iii) take all such steps as it may consider necessary or desirable for the purposes of preserving, maintaining and completing all or any part of the Charged Assets and making such replacements thereof and improvements and additions thereto as it shall consider expedient;

     (iv) receive the rents, incomes and profits of any kind whatsoever from the Charged Assets and pay therefrom

          (A) any expenses of preserving, maintaining and completing the Charged Assets, of making such replacements thereof and improvements and additions thereto as it may consider expedient and of carrying on all or any part of the business of the Companies relating to the Charged Assets, and

                                                                             13.


          (B) any charges against the Charged Assets ranking in priority to or pari passu with the security created by this debenture or the payment of which may be necessary or desirable to preserve or protect all or any part of the Charged Assets or the interest of the Secured Party therein;

     (v) lease all or any part of the Charged Assets and renew from time to time all or any of the leases on such terms and conditions as the Secured Party may determine;

     (vi) with or without taking possession, take any action or proceedings to enforce the performance of any covenant contained in any of the leases;

     (vii) enjoy and exercise all the powers of the Companies or any of them as it considers necessary or desirable for the exercise of any and all of the remedies provided for herein, including, without limitation, the powers to make any arrangement or compromise on behalf and in the name of the Companies or any of them which it considers expedient, to purchase on credit and borrow money on behalf and in the name of the Companies or any of them and to advance its own moneys to the Companies or any of them, all at such rates of interest as it may consider reasonable, and to enter into contracts and undertake obligations on behalf of and in the name of any of the Companies for any and all of the foregoing purposes or which it considers necessary or desirable for the exercise of any of the rights, powers and remedies provided for herein, all of which borrowings, advances and obligations together with interest thereon shall, at the discretion of the Secured Party, be entitled to the security hereof in priority to the payment of the obligations secured by this debenture;

          Every receiver appointed by the Secured Party shall be deemed to be an agent of the Companies or one or more of them and not of the Secured Party for the purposes of (i) carrying on and managing the business and affairs of any one or more of such Companies

                                                                             14.


          and (ii) establishing liability for all of the acts or omissions of the receiver while acting as such and the Secured Party shall not be in any way responsible for any acts or omissions on the part of any such receiver, its officers, employees and agents; provided that, without restricting the generality of the foregoing, each of the Companies irrevocably authorizes the Secured Party to give instructions to the receiver relating to the performance of its powers and discretions. The appointment of a receiver or any thing which may be done by the receiver shall not have the effect of constituting the Secured Party a mortgagee in possession.

   (viii) borrow money required for the maintenance, preservation or protection of the Charged Assets or any part thereof or the carrying on of the business of any of the Companies;

     (ix) further charge the Charged Assets in priority to the charge of this debenture as security for money so borrowed;

     (x) vote and take all other action with respect to the securities constituting Charged Assets and collect all revenues, dividends and distributions distributed in connection with such securities; and

     (xi) sell, lease or otherwise dispose of the whole or any part of the Charged Assets on such terms and conditions and in such manner as the receiver shall determine.

The Secured Party shall not be responsible for any actions or errors of omission by the receiver or receivers in exercising any such powers.

     In addition, the Secured Party may enter upon, use, occupy and possess the Charged Assets or any part thereof, free from all encumbrances, liens and charges, except for Permitted Encumbrances, without hindrance, interruption or denial of the same by the Companies or by any other person or persons, and may lease or sell the whole or any part or parts of the Charged Assets. Any sale hereunder may be made by public auction, by public tender or by private contract, with or without notice and with or without advertising and without any other formality (except as required by law), all of which are hereby waived by the Companies. Such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Secured Party in its sole discretion may seem advantageous. In the case of any sale on credit or partly on credit, the Secured Party shall not be accountable for any proceeds thereof unless and until actually received by the Secured Party in cash. Such sale may

                                                                             15.


take place whether or not the Secured Party has taken possession of the Charged Assets.

     The Companies agree to pay to the Secured Party forthwith on demand all expenses incurred by the Secured Party in the preparation, perfection, administration and enforcement of this debenture (including without limitation expenses incurred in considering and protecting or improving the Secured Party's position, or attempting to do so, whether before or after default), all amounts borrowed by the receiver from the Secured Party as hereinbefore provided and all costs, charges, expenses and fees (including, without limiting the generality of the foregoing, the fees and expenses of any receiver and legal fees on a solicitor and client basis) of or incurred by the Secured Party and by any receiver or receivers or agent or agents appointed by the Secured Party in connection with the recovery or enforcing of payment of any moneys owing hereunder, whether by realization, by taking possession or otherwise. All such sums, together with interest thereon at the Interest Rate, shall be secured by the charges contained herein. To the extent that the aggregate of the principal and accrued interest secured hereby and such borrowed money, costs, fees and expenses exceed the principal amount of this debenture, the Companies hereby mortgage and charge and grant a security interest in the Charged Assets to the Secured Party to secure payment of such excess amount.

     No remedy for the realization of the security hereof or for the enforcement of the rights of the Secured Party shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination; and the exercise of any remedy under any document in any jurisdiction shall not prejudice or affect the exercise of any remedy under another document in any jurisdiction. The term "receiver" as used in this debenture includes a receiver and manager.

     The Secured Party shall not, nor shall any receiver appointed by it, be liable for any failure to exercise its rights, powers or remedies arising hereunder or otherwise, including without limitation any failure to take possession of, collect, enforce, realize, sell, lease or otherwise dispose of, preserve, maintain, complete, protect, replace or improve all or any part of the Charged Assets, to carry on all or any part of the business of the Companies or to take any steps or proceedings for any such purposes. Neither the Secured Party nor any receiver appointed by it shall have any obligation to take any steps or proceedings to preserve rights against prior parties to or in respect of all or any part of the Charged Assets, whether or not in its possession and neither the Secured Party nor any receiver appointed by its shall be liable for failure to

                                                                             16.


do so. Subject to the foregoing, the Secured Party shall use reasonable care in the custody and preservation of the Charged Assets in its possession.

17. Unless the provisions of the Credit Agreement otherwise provide, any and all payments made in respect of the indebtedness and liability secured by this debenture from time to time may be applied to such part or parts of the indebtedness and liability secured by this debenture as the Secured Party may see fit, and unless the provisions of the Credit Agreement otherwise provide, the Secured Party shall at all times and from time to time have the right to change any appropriation as the Secured Party may see fit.

18. The proceeds of any collection or sale of the Charged Assets, as well as any Charged Asset consisting of cash, shall be applied by the Secured Party as provided in section 16 of the Security Agreement among the Companies, Sport Maska Inc., SLM Trademark Acquisition Canada Corporation and the Lenders dated as of April1, 1997 (the "Security Agreement"). Upon any sale of the Charged Assets by the Secured Party (including, without limitation, pursuant to a power of sale granted by statute or under a judicial proceeding) the receipt of the Secured Party or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Charged Assets so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication thereof.

H. RIGHTS OF THE SECURED PARTY

19. The Secured Party may, in accordance with subparagraph 9(c) of this debenture, pay and satisfy the whole or any part of any liens, taxes, rates, charges or encumbrances now or hereafter existing in respect of any of the Charged Assets (other than Permitted Encumbrances which are not in default) and such payments together with all costs, charges and expenses which may be incurred in connection with making such payments shall form part of the indebtedness and liability secured by this debenture and shall be secured by the mortgages, charges and security interests granted herein. In the event of the Secured Party satisfying any such lien, charge or encumbrance, it shall be entitled to all the equities and securities of the person or persons so paid and is hereby authorized to obtain any discharge thereof and hold such discharge without registration for so long as it may deem advisable to do so.

                                                                             17.


20. The Companies grant to the Secured Party the right to set off against any and all accounts, credits or balances maintained by them with the Secured Party, the aggregate amount of any of the indebtedness and liability secured by this debenture provided the same is due.

21. The Secured Party, without exonerating in whole or in part the Companies, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and may otherwise deal with the Companies and all other persons and securities as the Secured Party may see fit.

22. Nothing herein shall obligate the Secured Party to extend or amend any credit to the Companies.

23. The Secured Party may, upon the terms provided in the Credit Agreement, assign, transfer and deliver to any transferee any of the indebtedness and liability secured by this debenture or any security or any documents or instruments held by the Secured Party in respect thereof provided that no such assignment, transfer or delivery shall release the Companies from any of the indebtedness and liability secured by this debenture; and thereafter the Secured Party shall be fully discharged from all responsibility with respect to the indebtedness and liability secured by this debenture and security, documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Secured Party under such security, documents or instruments but the Secured Party shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Companies shall not assign any of their rights or obligations hereunder without the prior written consent of the Secured Party.

24. The Secured Party is hereby authorized to file, record or register, as the case may be, one or more financing statements, financing change statements or other documents in all jurisdictions which the Secured Party deems necessary or appropriate for the purpose of perfecting, confirming, continuing, enforcing or protecting the security held by the Secured Party in respect of the indebtedness and liability secured by this debenture.

                                                                             18.


25. Each of Companies hereby appoints the Secured Party as its attorney solely for the purposes of carrying out the provisions of this debenture and taking any action or executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes herewith, which appointment is irrevocable and coupled with an interest.

26. The Secured Party and such persons as the Secured Party may designate shall have the right in the manner provided in the Credit Agreement to inspect the Charged Assets, all records related thereto (and to make extracts and copies from such records) and the premises upon which any such Charged Assets are located, to discuss each of the Companies' affairs with the officers of such Companies and their independent accountants. Subject to the conditions of the Credit Agreement, the Secured Party shall have the absolute right to share any information that it gains from such inspection or verification with any or all of the Lenders.

I. BENEFIT TO THE LENDERS

27. All grants of mortgages, charges and security interests and all covenants and agreements herein shall be for the benefit of the Secured Party and for the pro rata benefit of the Lenders.

J. MISCELLANEOUS

28. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

29. No amendment of this debenture shall be binding unless executed in writing by the party to be bound thereby.

30. Until the security hereby constituted shall have become enforceable, the Companies shall have quiet possession of the Charged Assets. Upon payment by the Companies, their successors or permitted assigns, of all indebtedness and liability of the Companies to the Secured Party secured hereby and the fulfilment of all other obligations of the Companies to the Secured Party secured hereby and provided that the Secured Party is then under no obligation (conditional or otherwise) to make any further loan or extend any other type of credit to the Companies, the Secured Party shall, upon request in writing by the Companies, delivered to the Secured Party at 633 Third Avenue, New York, New York, U.S.A. 10017 Attention: Credit Deputy, and at the

                                                                             19.


Companies' expense, discharge this debenture. The security hereby constituted and the charges hereunder shall automatically terminate in any of the Charged Assets when they are sold or disposed of as permitted by the Credit Agreement or hereunder or with the consent of the Secured Party. The Secured Party shall, at the expense of the Companies, promptly take such actions, and execute such releases and financing change statements or other documents, which may be reasonably requested by an interested party to evidence the termination and releases contemplated hereby.

31. This debenture shall be construed in accordance with and be governed by the laws of the Province of Ontario. For the purpose of legal proceedings, this debenture shall be deemed to have been made in the said Province and to be performed therein and the courts of that Province shall have jurisdiction over all disputes which may arise under this debenture. The Companies hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Secured Party from proceeding at its election against the Companies in the courts of any other province, country or jurisdiction.

32. The headings in this debenture are included for convenience of reference only, and shall not constitute a part of this debenture for any other purpose.

33. This debenture is in addition to and not in substitution for any other security now or hereafter held by the Secured Party and shall be general and continuing security notwithstanding that the indebtedness and liability of the Companies to the Secured Party shall be at any time or from time to time fully satisfied or paid.

34. This debenture and all its provisions shall enure to the benefit of the Secured Party, its successors and assigns, and shall be binding on the Companies, their respective successors and permitted assigns.

35. Any demand or notice by the Secured Party in connection with this debenture shall be given to the Companies at the place and in accordance with the terms set out in the Credit Agreement or, as the case may be, the Guarantee, for the giving of notices thereunder.

36. In construing this debenture, terms herein shall have the same meaning as defined in the Personal Property Security Act (Ontario), unless the context otherwise requires. The word "Companies", the personal pronoun "it" or "its" and any verb

                                                                             20.


relating thereto and used therewith shall be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Companies is one or more individuals, corporations or partnerships and, if more than one, shall apply and be binding upon each of them jointly and severally. The term "successors" shall include, without limiting its meaning, any corporation resulting from the amalgamation of a corporation with another corporation and, where the Companies is a partnership, any new partnership resulting from the admission of new partners or any other change in the Companies, including, without limiting the generality of the foregoing, the death of any or all of the partners.

     IN WITNESS WHEREOF the Companies have executed this debenture as of the 1st day of April, 1997.


                                        SLM INTERNATIONAL, INC.


                                        By: /s/ D. Bruce Randall C.S.
                                            -----------------------------------
                                            title - Secretary


                                        #1 APPAREL, INC.

                                        By: /s/ D. Bruce Randall C.S.
                                            -----------------------------------
                                            title - Secretary


                                        MASKA U.S., INC.

                                        By: /s/ D. Bruce Randall C.S.
                                            -----------------------------------
                                            title - Secretary


                                        SLM TRADEMARK ACQUISITION CORP.

                                        By: /s/ D. Bruce Randall C.S.
                                            -----------------------------------
                                            title - Secretary